SUMMARY PROSPECTUS

AUGUST 1, 2012

TIAA-CREF INFLATION-LINKED BOND FUND

of the TIAA-CREF Funds

Class Ticker: Retail TCILX Retirement TIKRX Premier TIKPX Institutional TIILX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfilb. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2012, as subsequently supplemented, and the sections of the Fund’s shareholder report dated March 31, 2012 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Inflation-Linked Bond Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses	0.09%	0.28%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.59%	0.53%	0.43%	0.28%
Waivers and Expense Reimbursements[2]	—	—	—	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%	0.53%	0.43%	0.28%

1

The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for its expenses in providing distribution, promotional and shareholder services with respect to the Retail Class shares at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares. The fees shown in the chart for the Retail Plan are estimated reimbursements for the current year.

2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.70% of average daily net assets for Retail Class shares; (ii) 0.60% of average daily net assets for Retirement Class shares; (iii) 0.50% of average daily net assets for Premier Class shares; and (iv) 0.35% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2013, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through July 31, 2013 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$60	$54	$44	$29
3 Years	$189	$170	$138	$90
5 Years	$329	$296	$241	$157
10 Years	$738	$665	$542	$356

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may

2     Summary Prospectus  ■  TIAA-CREF Inflation-Linked Bond Fund

indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2012 the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities whose principal value increases or decreases based on changes in the Consumer Price Index for All Urban Consumers (“CPI-U”), over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the CPI-U. Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its assets.

The Fund is managed to maintain a duration that is similar to its benchmark index, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L). Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

TIAA-CREF Inflation-Linked Bond Fund  ■  Summary Prospectus     3

The Fund may purchase and sell futures, options, swaps and other fixed-income derivative instruments to carry out the Fund’s investment strategies. The Fund also may invest in any fixed-income securities provided that no more than 5% of its assets are invested in fixed-income securities rated below investment-grade.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of bonds may not be able or willing to meet interest or principal payments when the bonds become due.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed investments decline because of a decline in inflation (or deflation) or changes in investors’ and/or the market’s inflation expectations. In addition, inflation indices may not reflect the true rate of inflation.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-

4     Summary Prospectus  ■  TIAA-CREF Inflation-Linked Bond Fund

summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class, Premier Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2011, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2012, was 3.71%.

Best quarter: 5.32%, for the quarter ended March 31, 2008. Worst quarter: -3.46%, for the quarter ended September 30, 2008.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2011

	Inception Date	One Year		Five Years		Since Inception
Institutional Class	10/1/02		$		$
Return Before Taxes		13.34%		7.59%		6.27%
Return After Taxes on Distributions		11.76%		6.29%		4.82%
Return After Taxes on Distributions and Sale of
Fund Shares		8.64%		5.75%		4.55%
Retail Class	10/1/02
Return Before Taxes		13.08%		7.41%		6.11%
Retirement Class	3/31/06
Return Before Taxes		13.05%		7.33%		6.13%*
Premier Class	9/30/09
Return Before Taxes		13.19%		7.51%*		6.22%*
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
(reflects no deductions for fees, expenses or taxes)		13.56%		7.95%		6.55%†
Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Retirement Class and Premier Class that is prior to their inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retirement Class and Premier Class. If those expenses had been reflected, the performance would have been lower.

†		Performance is calculated from the inception date of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	John M. Cerra	Stephen Liberatore, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2008	since 2011

PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for

6     Summary Prospectus  ■  TIAA-CREF Inflation-Linked Bond Fund

purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any business day. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services, or for other investor services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Inflation-Linked Bond Fund  ■  Summary Prospectus     7

SGS-SFICOC-US10/81462

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